IDEX II GLOBAL PORTFOLIO

               COMPUTATION OF AVERAGE ANNUAL TOTAL RETURN - CLASS
        A SHARES (assuming deduction of the maximum sales charge of 5.50% and taking into account 12b-1 fees at the maximum level of 0.35%)


THE FORMULA USED TO CALCULATE TOTAL RETURN IS:

                             T = ((ERV / P) 1/N) - 1

WHERE:  T        =        Average Annual Total Return

        ERV      =        Ending redeemable value of the initial investment for
                          the periods shown

        P        =        $1,000 initial investment

        N        =        Number of years

FOR THE ONE YEAR PERIOD ENDED SEPTEMBER 30, 1993:

        T        =        26.2%

        ERV      =        $1,262.00

        P        =        $1,000.00

        N        =        1

FOR THE PERIOD FROM INCEPTION (10/01/92) THROUGH SEPTEMBER 30, 1993:

        T        =        26.2%

        ERV      =        $1,262.00

        P        =        $1,000.00

        N        =        1

                            IDEX II GLOBAL PORTFOLIO

                  COMPUTATION OF AVERAGE ANNUAL TOTAL RETURN -
                  CLASS A SHARES (assuming no deduction of the
                         maximum sales charge of 5.50%)


THE FORMULA USED TO CALCULATE TOTAL RETURN IS:

                             T = ((ERV / P) 1/N) - 1

WHERE:  T        =        Average Annual Total Return

        ERV      =        Ending redeemable value of the initial investment for
                          the periods shown

        P        =        $1,000.00 initial investment

        N        =        Number of years

FOR THE ONE YEAR PERIOD ENDED SEPTEMBER 30, 1993:

        T        =        33.5%

        ERV      =        $1,335.00

        P        =        $1,000.00

        N        =        1

FOR THE PERIOD FROM INCEPTION (10/01/92) THROUGH SEPTEMBER 30, 1993:

        T        =        33.5%

        ERV      =        $1,335.00

        P        =        $1,000.00

        N        =        1

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                            IDEX II GLOBAL PORTFOLIO

             COMPUTATION OF CUMULATIVE TOTAL RETURN - CLASS A SHARES

          (assuming no deduction of the maximum sales charge of 5.50%)


THE FORMULA USED TO CALCULATE CUMULATIVE TOTAL RETURN IS:

                              T = (ERV / P)1/N) - 1

WHERE:  T        =        Cumulative Total Return

        ERV      =        Ending redeemable value of the initial investment for
                          the periods shown

        P        =        $1,000 initial investment

        N        =        Number of years (assumed to be one year)

FOR THE ONE YEAR PERIOD ENDED SEPTEMBER 30, 1993:

        T        =        33.5%

        ERV      =        $1,335.00

        P        =        $1,000.00

        N        =        1

FOR THE PERIOD FROM INCEPTION (10/01/92) THROUGH SEPTEMBER 30, 1993:

        T        =        33.5%

        ERV      =        $1,335.00

        P        =        $1,000.00

        N        =        1

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